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                   IMPORTANT NOTICE REGARDING YOUR INVESTMENT

                           AMERICAN PERFORMANCE FUNDS

        NOTICE OF LIQUIDATION AND TERMINATION OF THE GROWTH EQUITY FUND
                                FEBRUARY 3, 2006

Shareholders are hereby notified that on March 31, 2006, the American Performance Growth Equity Fund (the "Fund") will cease operations. Please review the enclosed supplement which provides important detail.
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                           AMERICAN PERFORMANCE FUNDS

                       SUPPLEMENT DATED FEBRUARY 3, 2006
                                     TO THE
                               GROWTH EQUITY FUND
                                   PROSPECTUS
                             DATED JANUARY 1, 2006
                                      AND
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 1, 2006

The Board of Trustees of the American Performance Funds has approved the liquidation and termination of the American Performance Growth Equity Fund (the "Fund"). Accordingly, the Fund will cease operations on March 31, 2006. Prior to this date, shareholders are free to exchange or redeem their shares in accordance with the Fund's prospectus. The Fund will continue to be invested primarily in equity securities. To maintain the liquidity necessary to satisfy redemption requests during the transition period prior to the Fund's termination, it is anticipated that the Fund will hold a large percentage of its equity assets through iShares(R)*. After paying all outstanding obligations, taxes, and other liabilities (accrued or contingent), the Fund will distribute to its shareholders their pro rata share of the proceeds in cash after it ceases operation.

As of the date of this supplement, the Fund will be closed to new shareholders. The Fund's investment advisor, BOk Investment Advisers, Inc., has agreed to waive fees and/or assume expenses to the extent necessary to limit the Fund's total annual fund operating expenses to 1.01% until the Fund's termination.
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* iShares(R) is a registered trademark of Barclays Global Investors, N.A.
("BGI"). Neither BGI nor the iShares(R) funds make any representations regarding the advisability of investing in an iShares(R) fund.

              SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                  APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

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